UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2016 (July 26, 2016)

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55550	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 520

Denver, CO 80212

(Address of Principal Executive Offices) (Zip Code)

(720) 536-5824

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 26, 2016, CSA, LLC (the "Buyer"), a wholly-owned subsidiary of CSA Holdings, Inc. (the "Company") entered into an asset purchase agreement ("Agreement") with Big Al's Security Team, LLC, BSAT Oregon, LLC, BAST Arizona, LLC, Precision Operations Group, Inc. and Precession Operations Group SHS, LLC (collectively referred to herein as the "Sellers") and closed the transaction on August 18, 2016. The Agreement provided for a cash payment of $350,000 to the Sellers and issuance of 12,000,000 shares of restricted common stock of the Company and an earn-out of up to $100,000 in cash and an additional 4,000,000 shares of restricted common stock of the Company in exchange for the acquisition of the Sellers' assets and specified liabilities related to the business of providing security services for (1) high profile individuals, (2) event security, (3) residential and commercial security, (4) identity verification and (5) cannabis security for employers, facilities, retail stores as well as money and cannabis transportation services (collectively referred to as the "Business"). The issuance by the Company of the 12,000,000 shares of restricted common stock in connection with the Agreement were issued in a private transaction in compliance with Section 4(a)(2).

A copy of the Agreement is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing summary of the terms of the Settlement Agreement is qualified in its entirety by reference to Exhibit 2.2.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On August 18, 2016, the Company issued a press release titled "[CSA_Press_Release 8-18]." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement dated July 26, 2016.

99.1	Press Release of CSA Holdings, Inc., dated August 18, 2016 titled "[CSA_Press_Release 8-18]."

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SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: August 18, 2016	By:	/s/ Thomas Siciliano
Thomas Siciliano
Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement dated July 26, 2016.

99.1	Press Release of CSA Holdings, Inc., dated August 18, 2016 titled "[CSA_Press_Release 8-18 ]."

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